EXHIBIT 99.1

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank Securities Inc. Underwriter (the "Underwriter") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

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                               Mortgaged Properties by State and/or Location - All Mortgage Loans
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                                                                                             Weighted Averages
                                                                       -------------------------------------------------------------
                                                           % of
                       Number of                       Outstanding                   Stated
                       Mortgaged     Aggregate Cut-    Initial Pool    Mortgage     Remaining           Cut-off Date     LTV Ratio
State/Location         Properties   off Date Balance     Balance         Rate      Term (Mos.)   DSCR    LTV Ratio      at Maturity
------------------------------------------------------------------------------------------------------------------------------------
California                     21        660,958,259          29.09%      5.309%           118   1.74x         62.08%         58.71%
  Southern                     18        503,765,243          22.17%      5.367%           118   1.78x         59.91%         55.67%
  Northern                      3        157,193,016           6.92%      5.123%           119   1.61x         69.05%         68.48%
New York                       21        390,458,413          17.18%      5.301%            87   1.66          63.64%         60.26%
Florida                        26        234,255,773          10.31%      5.322%           108   2.05          66.62%         61.46%
Texas                          28        216,304,311           9.52%      5.512%           112   1.38          70.93%         63.30%
Virginia                        4         85,700,000           3.77%      5.315%           113   1.40          76.13%         68.31%
North Carolina                 19         77,664,990           3.42%      5.442%           123   1.46          73.75%         59.79%
Alabama                         8         69,119,090           3.04%      5.222%           118   1.48          77.89%         74.83%
Maryland                        5         62,794,122           2.76%      5.603%           120   1.37          71.28%         56.67%
Nevada                          2         61,100,000           2.69%      5.040%           119   1.21          78.57%         68.58%
Pennsylvania                    5         60,945,694           2.68%      5.391%           118   1.29          78.88%         69.46%
Arizona                         7         54,580,767           2.40%      5.504%            94   1.49          72.61%         63.87%
Michigan                        7         39,069,626           1.72%      5.390%           119   1.35          75.63%         65.50%
Georgia                         4         33,879,603           1.49%      5.499%           119   1.36          73.21%         65.72%
Washington                      2         31,545,658           1.39%      5.343%           119   1.30          70.70%         54.65%
Kentucky                        2         25,387,000           1.12%      5.276%           119   1.33          78.39%         66.00%
Oregon                          1         22,800,000           1.00%      5.485%           118   1.20          72.38%         68.38%
Colorado                        2         22,500,000           0.99%      5.220%            58   1.36          73.89%         70.76%
South Carolina                  5         19,351,531           0.85%      5.752%           155   1.45          70.25%         49.26%
Tennessee                       3         17,896,994           0.79%      5.258%           119   1.38          78.99%         64.99%
Oklahoma                        2         14,558,971           0.64%      5.416%           117   1.29          76.23%         63.69%
Ohio                            3         11,851,275           0.52%      5.600%           118   1.28          72.45%         60.83%
Connecticut                     1          9,250,000           0.41%      5.190%           118   1.78          68.52%         68.52%
Illinois                        2          9,221,721           0.41%      5.646%           118   1.36          76.07%         63.96%
Indiana                         1          9,090,398           0.40%      5.030%            59   1.27          69.63%         63.87%
Massachusetts                   1          7,440,000           0.33%      5.390%           118   1.40          80.00%         69.90%
Louisiana                       1          6,500,000           0.29%      5.340%           119   1.52          79.75%         73.93%
Minnesota                       2          6,183,354           0.27%      5.762%           143   1.81          65.76%         39.07%
Missouri                        1          4,146,207           0.18%      5.620%           119   1.24          78.23%         65.65%
Kansas                          1          3,143,707           0.14%      5.600%           118   1.28          72.45%         60.83%
New Mexico                      1          2,754,426           0.12%      5.550%            58   1.30          74.44%         69.35%
Nebraska                        1          2,051,000           0.09%      5.260%           120   1.29          74.58%         56.29%
                       -------------------------------------------------------------------------------------------------------------
Total/Weighted Average        189      2,272,502,889         100.00%      5.351%           110   1.60x         68.04%         61.82%
                       =============================================================================================================
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